UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21806

Asset Allocation Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end: September 30, 2011

Date of reporting period: September 30, 2011

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage Asset Allocation Fund

Annual Report

September 30, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of September 30, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Asset Allocation Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery that began in mid-2009 and gained further momentum throughout 2010, particularly during the fourth quarter, failed to maintain that level of growth through the first nine months of 2011.

Dear Valued Shareholder,

We are pleased to provide you with this annual report for the Wells Fargo Advantage Asset Allocation Fund for the 12-month period that ended September 30, 2011. After establishing solid momentum entering 2011, the financial markets met some resistance during the early months of the year, which kept many markets from advancing steadily during the first nine months of 2011. Headwinds emerged in the form of political unrest in the Middle East and North Africa, the devastating earthquake and tsunami in Japan, and renewed sovereign debt concerns affecting several eurozone countries. These challenges, coupled with mixed economic data, debt-ceiling debates, and long-term debt credit rating downgrades within the U.S., further added to investor anxiety. Despite these headwinds, many areas of the financials sector showed a degree of resilience, underscoring the need for a sound, well-diversified investment strategy. As always, we believe that such a strategy may enable investors to balance risk and opportunity as they pursue long-term financial goals in a dynamic financial environment.

The global economic recovery moved toward expansion.

The U.S. economic recovery that began in mid-2009 and gained further momentum throughout 2010, particularly during the fourth quarter, failed to maintain that level of growth through the first nine months of 2011. For example, gross domestic product (GDP), the broadest measure of economic activity, grew at an annualized rate of 3.1% in the fourth quarter of 2010, only to slow dramatically during the first quarter of 2011 to an annualized rate of 0.4%. While still positive, it’s a much slower pace of growth than experienced in the second half of 2010, and it’s notably lower than consensus forecasts had predicted. Nevertheless, the “final” estimate of second-quarter 2011 GDP (which was released on September 29) was 1.3%, suggesting that the U.S. economy continues to expand, though at a slow and uneven pace.

Persistent weakness in jobs and housing slowed economic growth.

By the end of the reporting period, the unemployment rate in the U.S. stood at 9.1%, down from 9.6% a year earlier but still notably higher than historical averages. Unfortunately, the drop may be more attributable to a decline in the labor force than to a meaningful uptick in hiring. While the rate of job creation has remained positive throughout 2011, it remains far below the historical average of 1.4 million jobs created each year over the past 80 years, suggesting that the improving economy has yet to translate into widespread hiring. Meanwhile, the beleaguered housing market was an ongoing source of concern, despite an extraordinarily low interest-rate environment. Since labor and housing activities are considered key to long-term economic growth by many observers, the persistent weakness in both areas bears close watching in the months ahead.

Other economic data in the U.S. was more encouraging, reflecting greater confidence in the sustainability of the expansion on the part of both consumers and businesses. Retail sales came in strong at certain points during the period, including the critical holiday shopping season during the fourth quarter of 2010. Industrial production and durable goods orders have also picked up in 2011, and the level of corporate profits continues to grow. Although still reluctant to hire, businesses have gradually increased spending in other areas, such as equipment

Letter to Shareholders	Wells Fargo Advantage Asset Allocation Fund	3

and information technology. Core inflation, which excludes volatile food and energy prices, remained benign.

The Federal Reserve announced that it will target current low rates until 2013.

With inflation subdued, the Federal Open Market Committee (FOMC) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0.00% to 0.25%. At its meeting on August 9, 2011, responding in part to the volatility and uncertainty facing the financial markets and global economies, the Federal Reserve (Fed) established a timetable for its commitment to lower rates. In that meeting’s statement, the FOMC explained that “economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.” In addition to low rates, at its last meeting held on September 21, 2011, the Fed introduced its version of “Operation Twist,” where the Fed will focus on buying long-term Treasury securities, specifically those with maturities of six years or longer, while selling Treasury notes within six years of maturity. The objective is to help ensure that intermediate- and long-term Treasury yields remain low, which, in turn, should provide ongoing support for further economic growth.

The debt-ceiling debate became the focus of the summer.

During the final three months of the reporting period, both bonds and equities experienced an unusually high level of volatility not typical for the “dog days of summer,” when many traders on Wall Street and politicians in Washington, D.C., focus on vacation and other activities. Instead, due to the debt-ceiling impasse, many market participants and politicians were forced to stay on the job until a solution was reached. As the estimated debt-ceiling deadline loomed, rating agencies began to voice concerns over the possibility of the U.S. government running short on funds to pay its bills. While the U.S. Congress was able to address the debt-ceiling issue in time, Standard & Poor’s, one of the major credit rating agencies, lowered its rating of long-term U.S. debt from AAA to AA+1. While this did not diminish the U.S. Treasuries play as the primary source of liquidity and safety in the global markets, it did briefly roil the markets.

Eurozone sovereign debt concerns returned to the forefront in the third quarter of 2011.

The markets were further rattled during the period by sovereign debt concerns within the eurozone. The financial solvency of Greece and its ability to service its sovereign debt was a focus of the markets in early 2010. After the European Union and the International Monetary Fund developed a plan to support Greece, many market participants thought the situation was at a manageable point. Unfortunately, one year later, Greece’s financial problems returned to the forefront of investors’ minds as the country failed to make significant progress in addressing its financial condition. As result, fear spread and market volatility spiked during the third quarter, with investors becoming more concerned about

1.	The ratings indicated are from Standard & Poor’s. Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

4	Wells Fargo Advantage Asset Allocation Fund	Letter to Shareholders

Improving fundamentals, including strong corporate earnings, remained the core driver of returns across the equity markets early for most of the period. Most sectors of the bond market performed well during 2010 and continued to post positive total returns in 2011, with interest income—rather than price gains—accounting for the bulk of those returns.

the negative impact of a Greek default on the periphery European countries and those developed countries with large exposures to Greece, such as France.

The equity markets became a rollercoaster toward the end of the period.

Improving fundamentals, including strong corporate earnings, remained the core driver of returns across the equity markets early for most of the period. Further supporting equities during the period was the second round of quantitative easing (QE2), which was enacted by the Fed in late 2010. While there were bouts of volatility along the way, the market demonstrated surprising resilience in the face of numerous global challenges, with many equity markets posting decent positive returns in the first quarter of 2011.

The market momentum carried into the spring but sharply reversed course in early summer amid mounting evidence that the U.S. economic recovery had entered a soft patch, coupled with rising fears about the eurozone sovereign debt crisis. The final two months of the period were truly a rollercoaster for the equity markets, both domestically and internationally, due to the U.S. debt-ceiling impasse and the renewed fears that Greece would default on its sovereign debt, dragging down many of the other eurozone economies. After selling off dramatically during the weeks surrounding the debt-ceiling impasse, many areas of the equity markets gained back some of those losses but finished the period significantly lower than where they began.

After the S&P 500 Index2 and the Dow Jones Industrial Average3 rose 6.0% and 8.6%, respectively, during the first half of 2011, the worry-driven sell-off throughout the third quarter pushed the major indexes into negative territory for 2011. On a year-to-date basis, the S&P 500 Index posted a total return of -8.68% through September 30, 2011. For the 12-month reporting period, the S&P 500 Index managed a modest gain of 1.14%.

A steep yield curve continued to define bond market performance.

Most sectors of the bond market performed well during 2010 and continued to post positive total returns in 2011, with interest income—rather than price gains—accounting for the bulk of those returns. This part of the investment cycle is known as the income phase and is typically characterized by relatively stable short-term rates and relatively small movements in bond yields. The current market environment is certainly holding true to a typical income phase, especially considering that the Fed is maintaining an extraordinarily accommodative monetary policy. U.S. Treasuries continued to rally for much of the period, even after Standard & Poor’s lowered its credit rating on long-term U.S. debt, pulling yields lower in nearly all corners of the fixed-income markets, including municipal bonds.

The extraordinarily steep yield curve remained the most defining, perhaps most influential, characteristic of the fixed-income markets during most of the first nine months of 2011. Considering the shape of the curve, the best-performing

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Dow Jones Industrial Average is a price-weighted index of 30 “blue-chip” industrial U.S. stocks. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Asset Allocation Fund	5

maturities across most segments of the fixed-income market were longer-dated bonds. For example, for the 12-month period that ended September 30, 2011, the 20- to 30-year range of the Treasury market posted a total return of 19.18%, while the one- to five-year maturities returned 2.21%. The municipal market and the investment-grade corporate market exhibited similar return profiles within the period.

A long-term perspective is key.

It remains to be seen how quickly the financial markets can resume their upward trajectory. In any case, the market’s dramatic rebound over the past two years from the severe downturn of 2008 and 2009 underscores the importance of maintaining a disciplined and balanced long-term investment strategy through changing market cycles. By staying focused on your long-term goals, you may be better positioned to both navigate falling markets and participate in rising markets.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

Effective February 1, 2012, the Fund’s target asset allocation will change from:

Investing at least 25% of the Fund’s assets in fixed income securities and at least 25% of the Fund’s assets in equity securities.

to

Investing at least 15% of the Fund’s assets in fixed income securities and at least 25% of the Fund’s assets in equity securities.

6	Wells Fargo Advantage Asset Allocation Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term total return, consisting of capital appreciation and current income.

ADVISER

Wells Fargo Funds Management, LLC

PORTFOLIO MANAGER

Ben Inker4

FUND INCEPTION

July 29, 1996

12 MONTH TOTAL RETURN AS OF SEPTEMBER 30, 2011
Class A (Excluding Sales Charges)	0.94%
GMO Global Balanced Index[1]	(1.86%)
Barclays Capital U.S. Aggregate Bond Index[2]	5.26%
MSCI ACWI Index (Net)[3]	(6.01%)

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 0.87% for Class A. The Fund’s gross and net expense ratios are 1.32% and 1.32%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The GMO Global Balanced Index is a composite benchmark computed by GMO. As of May 1, 2007, the GMO Global Balanced Index is comprised of 65% MSCI All Country World Index (Net) and 35% Barclays Capital U.S. Aggregate Bond Index. Prior to May 1, 2007 it was composed of 48.75% S&P 500 Index, 16.25% MSCI All Country World ex-US Index and 35% Barclays Capital U.S. Aggregate Bond Index. You cannot invest directly in an index.

2.	The Barclays Capital U.S. Aggregate Bond Index is composed of the Barclays Capital Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

3.	The MSCI All Country World Index (Net) (MSCI ACWI Index (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

4.	The Fund invests substantially all of its assets directly in Asset Allocation Trust, an investment company advised by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Mr. Inker, senior member of GMO’s Asset Allocation Division, is responsible for coordinating the portfolio management of Asset Allocation Trust.

5.	The chart compares the performance of the Wells Fargo Advantage Asset Allocation Fund Class A shares for the most recent ten years with the GMO Global Balanced Index, MSCI AWCI Index (Net), and the Barclays Capital U.S. Aggregate Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Asset Allocation Fund	7

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares excluding sales charges outperformed its benchmark, the GMO Global Balanced Index for the 12-month period that ended September 30, 2011.

■	Our asset allocation decisions detracted from relative results, in part due to an overweight to emerging markets within international equities.

■	Our stock selection was broadly positive, with significant contributions coming from an emphasis on high quality within our portfolios.

■	Specifically within our fixed-income portfolio, our decision to emphasize defensive cash-like holdings detracted from relative performance

The Fund outperformed its benchmark as riskier assets came under pressure in the second half of the 12-month period. Despite significant falls in risk asset prices, the portfolio had a positive return for the period in large part due to its overall defensive posture.

Sovereign debt default fears returned to the forefront in 2011 and substantially derailed the stock market rally that had been solidly in place for the 2010 calendar year. Fears about the solvency of peripheral European economies and concerns about the U.S. long-term credit downgrade by Standard & Poor’s led to a severe market downturn during the reporting period. This downturn began in May 2011 and continued for five months through the end of September. As the markets fell, the most risky assets saw the biggest price drops, while companies with historically high, consistent profitability and low leverage held their ground. Since the stock market bottom in 2009, a significant gap had opened up between these high-quality companies and low-quality speculative stocks. However, as the economic prognosis worsened over the summer, renewing fears of a “double-dip” recession, this relative performance gap was substantially unwound.

Bond markets were not immune to the volatility that had affected stocks and, predictably, were swamped with flight-to-quality outflows as investors sought to preserve their capital. Declines in bond yields were perhaps even more violent than usual as investors fretted about the possibility of a sovereign debt default in Europe and the deterioration in sovereign credit quality overall.

TEN LARGEST EQUITY HOLDINGS[6] (AS OF SEPTEMBER 30, 2011)
GMO Quality Equity Fund Class VI	26.12%
GMO Strategic Fixed Income Fund Class VI	17.23%
GMO Alpha Only Fund Class IV	11.30%
GMO International Core Equity Fund Class VI	11.22%
GMO Emerging Markets Fund Class VI	10.90%
GMO International Intrinsic Value Fund Class IV	5.47%
GMO Special Situations Fund Class VI	4.17%
GMO International Growth Equity Fund Class IV	3.90%
GMO Flexible Equities Fund Class VI	3.72%
GMO Domestic Bond Fund Class VI	2.48%

We managed the fund with a modest defensive posture and a bias toward high-quality stocks

The Fund continued to maintain a modestly defensive stance through a slight underweight to equities. This underweight in equities during a falling equity market helped relative performance. Our overweight to emerging markets stocks, however, detracted from performance as the emerging markets were negatively affected by investors’ increasing risk aversion. Our decision to invest solely in high-quality stocks in the United States helped performance, as companies with low leverage and high, consistent profitability substantially outpaced the stocks of more speculative firms.

6.	The ten largest holdings are calculated based on the value of the Asset Allocation Trust holdings divided by the total net assets of the Asset Allocation Trust. Holdings are subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Asset Allocation Fund	Performance Highlights (Unaudited)

Within our fixed-income allocation, we emphasized short-term strategies aimed at providing a better return than cash, as opposed to holding more interest-rate-sensitive securities. The unprecedented central bank intervention coupled with the sovereign debt crisis—and subsequent ultra-low bond yields—not only left bonds exposed to a possible increase in inflation but also left little margin for error for longer-term investors. In our view, at these low yields, even a modest amount of inflation is likely to saddle investors with mediocre returns at best and significantly disappointing returns at worst. However, our decision to emphasize defensive cash-like holdings detracted from returns as fixed-income markets rallied during the period.

Where we do own fixed income, we have favored medium-duration Australian and New Zealand government bonds. During the 12-month period, we continued to benefit from our position in previously out-of-favor floating-rate asset-backed bonds. Our holdings benefited as the asset-backed market continued to stabilize in terms of pricing and liquidity.

PORTFOLIO ALLOCATION[7] (AS OF SEPTEMBER 30, 2011)

We remain focused on our strategy of seeking to outperform by overweighting the asset classes that we believe are undervalued.

Our asset allocation philosophy is based upon the thesis that asset class valuations tend to revert to the mean over time. We attempt to capture this mean reversion by estimating what we believe each asset class will return over a seven-year horizon. We then tilt the portfolio accordingly—away from what we believe are expensive asset classes and toward those that we think are undervalued.

Overall, we believe that a slight underweight to stocks is warranted, along with a dual overweight to high-quality U.S. stocks and to emerging markets. At the end of the reporting period, our forecasts suggested that U.S. large-cap stocks remained overvalued despite having fallen substantially. However, we continue to like high-quality U.S. stocks. We believe that high-quality companies have the potential to maintain profitability throughout the economic cycle. We also believe that emerging markets are more reasonably valued than the U.S. market and continue to hold a limited overweight to the asset class. Our interest in emerging markets is tempered by ongoing concerns about an overheating Chinese economy and the likelihood that any weakness in developed economies will also affect emerging markets.

We have a less sanguine view of sovereign bond markets. In our view, investors’ ongoing search for yield has rendered almost the entire asset class heavily overvalued. With yields on 10-year U.S. Treasuries near 2% at the end of September, and with long-term inflation expectations in the range of 2% to 2.5%, we do not find debt issued by the United States Treasury to be attractive. Although we maintain a slight overweight to fixed income, most of our exposure is either in cash or in instruments with similarly low interest-rate sensitivity. We believe that an uncertain outlook and unattractive valuations within many areas of both the bond and stock markets justify holding a certain amount of “dry powder” so that we can take advantage of any opportunities that may arise.

7.	Portfolio allocation is subject to change and represents the portfolio allocation of the Asset Allocation Trust, which is calculated based on the total assets of the Asset Allocation Trust.

Performance Highlights (Unaudited)	Wells Fargo Advantage Asset Allocation Fund	9

AVERAGE ANNUAL TOTAL RETURN8(%) (AS OF SEPTEMBER 30, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[9]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[10]
Class A (EAAFX)	07/29/1996	(10.48)	(4.88)	1.28	6.07	(5.03)	0.94	2.48	6.70	1.32%	1.32%
Class B (EABFX)**	10/03/2002	(10.14)	(4.81)	1.43	6.19	(5.41)	0.17	1.72	6.19	2.07%	2.07%
Class C (EACFX)	10/03/2002	(6.36)	(0.82)	1.73	5.95	(5.36)	0.18	1.73	5.95	2.07%	2.07%
Class R (EAXFX)	10/10/2003					(5.08)	0.71	2.24	6.47	1.57%	1.57%
Administrator Class (EAIFX)	10/03/2002					(4.93)	1.12	2.73	6.96	1.16%	1.10%
GMO Global Balanced Index						(9.44)	(1.86)	1.39	4.60
Barclays Capital U.S. Aggregate Bond Index						6.20	5.26	6.53	5.66
MSCI ACWI Index (Net)						(17.22)	(6.01)	(1.59)	4.45

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R and Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high yield securities risk,

8.	Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Asset Allocation Fund. Historical performance shown for Class B, Class C and Class R shares prior to their inception reflects the performance of Class A, adjusted to reflect the higher expenses applicable to Class B, Class C and Class R shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher. Historical performance for Class A prior to October 3, 2002 is based on the performance of Class III of the Evergreen Asset Allocation Fund’s predecessor, GMO Global Balanced Allocation Fund (the “GMO Fund”). Expenses of the GMO Fund were lower than the expenses the Fund incurs, in part because the GMO Fund did not pay 12b-1 fees. If the GMO Fund had incurred expenses at the same rate as the Fund does, the performance shown would have been lower.

9.	Reflects the expense ratios as stated in the most recent prospectuses.

10.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 1.12% for Class R and 0.64% for Administrator Class. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Asset Allocation Fund	Performance Highlights (Unaudited)

mortgage- and asset-backed securities risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The Fund invests substantially all of its assets in Asset Allocation Trust, an open end management investment company having the same investment objective and strategy as the Fund. Any portfolio data shown for the Fund represents that of the Asset Allocation Trust.

Fund Expenses	Wells Fargo Advantage Asset Allocation Fund	11

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2011 to September 30, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Asset Allocation Fund	Beginning Account Value 04-01-2011	Ending Account Value 09-30-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$949.68	$4.06	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20	0.83%
Class B
Actual	$1,000.00	$945.90	$7.71	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99	1.58%
Class C
Actual	$1,000.00	$946.40	$7.71	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99	1.58%
Class R
Actual	$1,000.00	$949.22	$5.28	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47	1.08%
Administrator Class
Actual	$1,000.00	$950.73	$3.08	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19	0.63%

12	Wells Fargo Advantage Asset Allocation Fund	Fund Expenses

Wells Fargo Advantage Asset Allocation Fund Including Underlying Fund Expenses	Beginning Account Value 04-01-2011	Ending Account Value 09-30-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$949.68	$6.55	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.78	1.34%
Class B
Actual	$1,000.00	$945.90	$10.20	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.59	$10.56	2.09%
Class C
Actual	$1,000.00	$946.40	$10.20	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.59	$10.56	2.09%
Class R
Actual	$1,000.00	$949.22	$7.77	1.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	$8.04	1.59%
Administrator Class
Actual	$1,000.00	$950.73	$5.57	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.77	1.14%
Asset Allocation Trust
Actual	$1,000.00	$954.10	$0.00	0.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00	0.00%
Asset Allocation Trust Including Underlying Fund Expenses
Actual	$1,000.00	$954.10	$2.50	0.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	$2.59	0.51%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Statement of Assets and Liabilities—September 30, 2011	Wells Fargo Advantage Asset Allocation Fund	13

Assets
Investment in Asset Allocation Trust, at value	$7,447,698,437
Receivable for Fund shares sold	12,095,731
Prepaid expenses and other assets	249,342

Total assets	7,460,043,510

Liabilities
Payable for investments purchased	955,200
Payable for Fund shares redeemed	12,926,538
Advisory fee payable	1,487,388
Distribution fees payable	2,573,099
Due to other related parties	2,239,184
Shareholder servicing fees payable	1,717,380
Accrued expenses and other liabilities	1,118,482

Total liabilities	23,017,271

Total net assets	$7,437,026,239

NET ASSETS CONSIST OF
Paid-in capital	$6,945,367,831
Accumulated net investment loss	(162,794)
Accumulated net realized losses on investments	(175,593)
Net unrealized gains on investments	491,996,795

Total net assets	$7,437,026,239

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$2,336,094,697
Shares outstanding – Class A	199,644,959
Net asset value per share – Class A	$11.70
Maximum offering price per share – Class A2	$12.41
Net assets – Class B	$917,860,482
Shares outstanding – Class B	79,522,621
Net asset value per share – Class B	$11.54
Net assets – Class C	$2,736,063,792
Shares outstanding – Class C	242,124,431
Net asset value per share – Class C	$11.30
Net assets – Class R	$23,580,225
Shares outstanding – Class R	2,034,844
Net asset value per share – Class R	$11.59
Net assets – Administrator Class	$1,423,427,043
Shares outstanding – Administrator Class	120,903,799
Net asset value per share – Administrator Class	$11.77

Investment in Asset Allocation Trust, at cost	$6,955,701,642

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Asset Allocation Fund	Statement of Operations—Year Ended September 30, 2011

Investment income	$0

Expenses
Advisory fee	18,055,483
Administration fees
Fund level	7,624,385
Class A	6,845,480
Class B	2,983,103
Class C	8,176,821
Class R	60,790
Administrator Class	1,325,096
Shareholder servicing fees
Class A	6,567,663
Class B	2,866,027
Class C	7,862,327
Class R	58,452
Administrator Class	2,874,829
Distribution fees
Class B	8,605,105
Class C	23,586,982
Class R	58,452
Custody and accounting fees	460,571
Professional fees	42,067
Registration fees	484,272
Shareholder report expenses	317,443
Trustees’ fees and expenses	28,152
Other fees and expenses	712,573

Total expenses	99,596,073
Less: Fee waivers and/or expense reimbursements	(473,087)

Net expenses	99,122,986

Net investment loss	(99,122,986)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investments	183,667,716
Net change in unrealized gains (losses) on investments	4,899,271

Net realized and unrealized gains (losses) on investments	188,566,987

Net increase in net assets resulting from operations	$89,444,001

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Asset Allocation Fund	15

	Year Ended September 30, 2011		Year Ended September 30, 2010[1,2]		Year Ended December 31, 2009[2]

Operations
Net investment loss		$(99,122,986)		$(771,779,518)		$(99,912,922)
Net realized gains (losses) on investments		183,667,716		43,099,514		(80,975,479)
Net change in unrealized gains (losses) on investments		4,899,271		278,658,287		1,804,992,066

Net increase in net assets resulting from operations		89,444,001		244,578,283		1,624,103,665

Distributions to shareholders from
Net investment income
Class A		(31,605,936)		(701,276)		(71,644,708)
Class B		(6,042,152)		(316,978)		(22,606,287)
Class C		(16,402,935)		(817,749)		(57,811,028)
Class R		(237,503)		(4,151)		(349,647)
Administrator Class		(19,306,658)		(157,061)[3]		(16,320,531)[3]
Tax basis return of capital
Class A		(5,254,770)		0		0
Class B		(2,316,998)		0		0
Class C		(6,485,273)		0		0
Class R		(47,049)		0		0
Administrator Class		(2,626,629)		0		0

Total distributions to shareholders		(90,325,903)		(1,997,215)		(168,732,201)

Capital share transactions
Proceeds from shares sold
Class A	36,452,037	445,536,399	35,552,803	401,829,191	59,076,580	606,458,405
Class B	313,944	3,787,270	498,226	5,599,456	7,628,802	71,196,801
Class C	18,849,205	222,844,817	24,465,009	268,651,425	49,239,545	486,999,491
Class R	574,211	6,964,858	622,756	6,974,350	600,110	5,972,323
Administrator Class	81,397,626	995,135,771	25,990,432 [3]	295,184,259 [3]	33,030,778 [3]	348,312,683 [3]

		1,674,269,115		978,238,681		1,518,939,703

Reinvestment of distributions
Class A	2,695,299	32,316,658	49,006	560,635	5,026,164	57,397,276
Class B	647,008	7,692,926	25,594	289,979	1,826,618	20,704,265
Class C	1,402,058	16,319,948	52,016	577,380	3,702,128	41,068,571
Class R	19,079	226,859	284	3,222	23,786	269,730
Administrator Class	1,340,622	16,141,091	13,223 [3]	152,064 [3]	1,380,914 [3]	15,839,082 [3]

		72,697,482		1,583,280		135,278,924

Payment for shares redeemed
Class A	(91,092,267)	(1,105,213,800)	(54,734,018)	(616,798,097)	(74,867,844)	(744,435,975)
Class B	(29,535,465)	(357,644,777)	(17,935,083)	(200,190,351)	(31,143,868)	(303,708,262)
Class C	(67,919,375)	(803,511,229)	(50,884,765)	(555,383,999)	(67,957,645)	(650,123,293)
Class R	(350,894)	(4,260,047)	(272,388)	(3,042,662)	(365,665)	(3,685,505)
Administrator Class	(30,302,702)	(371,641,483)	(13,555,297)[3]	(152,823,773)[3]	(15,357,321)[3]	(157,669,807)[3]

		(2,642,271,336)		(1,528,238,882)		(1,859,622,842)

Net decrease in net assets resulting from capital share transactions		(895,304,739)		(548,416,921)		(205,404,215)

Total increase (decrease) in net assets		(896,186,641)		(305,835,853)		1,249,967,249

Net assets
Beginning of period		8,333,212,880		8,639,048,733		7,389,081,484

End of period		$7,437,026,239		$8,333,212,880		$8,639,048,733

Undistributed (accumulated) net investment income (loss)		$(162,794)		$16,547,527		$1,633,435

1.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Asset Allocation Fund.

3.	Class I shares of Evergreen Asset Allocation Fund became Administrator Class shares on July 19, 2010.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Asset Allocation Fund	Financial Highlights

	Year Ended September 30,		Year Ended December 31,
Class A	2011	2010[1,2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$11.76	$11.37	$9.38	$14.91	$14.81	$14.09
Net investment income (loss)	(0.09)	(0.08)	(0.08)	(0.11)[3]	0.27	0.35 [3]
Net realized and unrealized gains (losses) on investments	0.20	0.47	2.34	(3.17)	0.77	1.23

Total from investment operations	0.11	0.39	2.26	(3.28)	1.04	1.58
Distributions to shareholders from
Net investment income	(0.14)	(0.00)[4]	(0.27)	(1.08)	(0.58)	(0.44)
Net realized gains	0.00	0.00	0.00	(0.85)	(0.36)	(0.42)
Tax basis return of capital	(0.03)	0.00	0.00	(0.32)	0.00	0.00

Total distributions to shareholders	(0.17)	(0.00)[4]	(0.27)	(2.25)	(0.94)	(0.86)
Net asset value, end of period	$11.70	$11.76	$11.37	$9.38	$14.91	$14.81
Total return[5]	0.94%	3.45%	24.10%	(22.31)%	7.09%	11.32%
Ratios to average net assets (annualized)
Gross expenses[6]	0.85%	0.85%	0.87%	0.82%	0.84%	0.89%
Net expenses[6]	0.84%	0.85%	0.87%	0.81%	0.81%	0.89%
Net investment income (loss)	(0.84)%	(0.85)%	(0.87)%	(0.81)%	1.73%	2.39%
Supplemental data
Portfolio turnover rate	1%	1%	2%	6%	2%	1%
Net assets, end of period (000’s omitted)	$2,336,095	$2,957,689	$3,077,187	$2,640,410	$4,405,430	$3,873,495

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The financial highlights for the periods prior to July 19, 2010 are those of Class A of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based on average shares outstanding during the period.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	Asset Allocation Trust, the underlying fund, does not have any expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Asset Allocation Fund	17

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended December 31,
Class B	2011	2010[1,2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$11.60	$11.27	$9.30	$14.75	$14.65	$13.95
Net investment income (loss)	(0.19)[3]	(0.14)	(0.17)	(0.20)[3]	0.15	0.23
Net realized and unrealized gains (losses) on investments	0.21	0.47	2.32	(3.13)	0.77	1.22

Total from investment operations	0.02	0.33	2.15	(3.33)	0.92	1.45
Distributions to shareholders from
Net investment income	(0.07)	(0.00)[4]	(0.18)	(0.95)	(0.46)	(0.33)
Net realized gains	0.00	0.00	0.00	(0.85)	(0.36)	(0.42)
Tax basis return of capital	(0.01)	0.00	0.00	(0.32)	0.00	0.00

Total distributions to shareholders	(0.08)	(0.00)[4]	(0.18)	(2.12)	(0.82)	(0.75)
Net asset value, end of period	$11.54	$11.60	$11.27	$9.30	$14.75	$14.65
Total return[5]	0.17%	2.95%	23.14%	(22.94)%	6.33%	10.53%
Ratios to average net assets (annualized)
Gross expenses[6]	1.60%	1.60%	1.62%	1.56%	1.54%	1.59%
Net expenses[6]	1.59%	1.59%	1.62%	1.56%	1.54%	1.59%
Net investment income (loss)	(1.59)%	(1.59)%	(1.62)%	(1.56)%	0.91%	1.60%
Supplemental data
Portfolio turnover rate	1%	1%	2%	6%	2%	1%
Net assets, end of period (000’s omitted)	$917,860	$1,253,485	$1,415,023	$1,369,657	$2,131,841	$2,050,316

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The financial highlights for the periods prior to July 19, 2010 are those of Class B of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based on average shares outstanding during the period.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	Asset Allocation Trust, the underlying fund, does not have any expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Asset Allocation Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended December 31,
Class C	2011	2010[1,2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$11.36	$11.04	$9.12	$14.47	$14.39	$13.71
Net investment income (loss)	(0.19)[3]	(0.14)	(0.16)	(0.20)[3]	0.16	0.24
Net realized and unrealized gains (losses) on investments	0.21	0.46	2.27	(3.06)	0.74	1.19

Total from investment operations	0.02	0.32	2.11	(3.26)	0.90	1.43
Distributions to shareholders from
Net investment income	(0.07)	(0.00)[4]	(0.19)	(0.92)	(0.46)	(0.33)
Net realized gains	0.00	0.00	0.00	(0.85)	(0.36)	(0.42)
Tax basis return of capital	(0.01)	0.00	0.00	(0.32)	0.00	0.00

Total distributions to shareholders	(0.08)	(0.00)[4]	(0.19)	(2.09)	(0.82)	(0.75)
Net asset value, end of period	$11.30	$11.36	$11.04	$9.12	$14.47	$14.39
Total return[5]	0.18%	2.92%	23.08%	(22.85)%	6.29%	10.56%
Ratios to average net assets (annualized)
Gross expenses[6]	1.60%	1.60%	1.62%	1.56%	1.54%	1.59%
Net expenses[6]	1.59%	1.60%	1.62%	1.56%	1.54%	1.59%
Net investment income (loss)	(1.59)%	(1.60)%	(1.62)%	(1.56)%	1.01%	1.76%
Supplemental data
Portfolio turnover rate	1%	1%	2%	6%	2%	1%
Net assets, end of period (000’s omitted)	$2,736,064	$3,290,791	$3,490,657	$3,019,585	$4,666,033	$4,100,205

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The financial highlights for the periods prior to July 19, 2010 are those of Class C of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based on average shares outstanding during the period.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

6.	Asset Allocation Trust, the underlying fund, does not have any expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Asset Allocation Fund	19

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended December 31,
Class R	2011	2010[1,2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$11.66	$11.29	$9.32	$14.82	$14.73	$14.02
Net investment income (loss)	(0.10)	(0.06)	(0.11)[3]	(0.14)[3]	0.25	0.34 [3]
Net realized and unrealized gains (losses) on investments	0.19	0.43	2.33	(3.15)	0.75	1.20

Total from investment operations	0.09	0.37	2.22	(3.29)	1.00	1.54
Distributions to shareholders from
Net investment income	(0.13)	(0.00)[4]	(0.25)	(1.04)	(0.55)	(0.41)
Net realized gains	0.00	0.00	0.00	(0.85)	(0.36)	(0.42)
Tax basis return of capital	(0.03)	0.00	0.00	(0.32)	0.00	0.00

Total distributions to shareholders	(0.16)	(0.00)[4]	(0.25)	(2.21)	(0.91)	(0.83)
Net asset value, end of period	$11.59	$11.66	$11.29	$9.32	$14.82	$14.73
Total return[5]	0.71%	3.30%	23.77%	(22.52)%	6.83%	11.10%
Ratios to average net assets (annualized)
Gross expenses[6]	1.09%	1.10%	1.12%	1.06%	1.04%	1.09%
Net expenses[6]	1.09%	1.09%	1.12%	1.06%	1.04%	1.09%
Net investment income (loss)	(1.09)%	(1.09)%	(1.12)%	(1.06)%	1.61%	2.33%
Supplemental data
Portfolio turnover rate	1%	1%	2%	6%	2%	1%
Net assets, end of period (000’s omitted)	$23,580	$20,893	$16,279	$11,035	$12,935	$9,546

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The financial highlights for the periods prior to July 19, 2010 are those of Class R of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based on average shares outstanding during the period.

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

6.	Asset Allocation Trust, the underlying fund, does not have any expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Asset Allocation Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended December 31,
Administrator Class	2011	2010[1,2]	2009[1]	2008[1]	2007[1]	2006[1]
Net asset value, beginning of period	$11.84	$11.42	$9.42	$14.99	$14.90	$14.16
Net investment income (loss)	(0.08)[3]	(0.01)	(0.06)[3]	(0.07)[3]	0.31	0.39
Net realized and unrealized gains (losses) on investments	0.22	0.43	2.36	(3.20)	0.77	1.25

Total from investment operations	0.14	0.42	2.30	(3.27)	1.08	1.64
Distributions to shareholders from
Net investment income	(0.17)	(0.00)[4]	(0.30)	(1.13)	(0.63)	(0.48)
Net realized gains	0.00	0.00	0.00	(0.85)	(0.36)	(0.42)
Tax basis return of capital	(0.04)	0.00	0.00	(0.32)	0.00	0.00

Total distributions to shareholders	(0.21)	(0.00)[4]	(0.30)	(2.30)	(0.99)	(0.90)
Net asset value, end of period	$11.77	$11.84	$11.42	$9.42	$14.99	$14.90
Total return[5]	1.12%	3.70%	24.40%	(22.12)%	7.29%	11.73%
Ratios to average net assets (annualized)
Gross expenses[6]	0.65%	0.63%	0.62%	0.57%	0.54%	0.59%
Net expenses[6]	0.63%	0.60%	0.62%	0.57%	0.54%	0.59%
Net investment income (loss)	(0.63)%	(0.60)%	(0.62)%	(0.56)%	2.18%	2.98%
Supplemental data
Portfolio turnover rate	1%	1%	2%	6%	2%	1%
Net assets, end of period (000’s omitted)	$1,423,427	$810,355	$639,903	$348,394	$337,645	$272,772

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Asset Allocation Fund which became the accounting and performance survivor in the transaction. The financial highlights for the periods prior to July 19, 2010 are those of Class I of Evergreen Asset Allocation Fund.

2.	For the nine months ended September 30, 2010. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

3.	Calculated based on average shares outstanding during the period.

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

6.	Asset Allocation Trust, the underlying fund, does not have any expenses. Expenses from Asset Allocation Trust, if any, would be included in these ratios.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Asset Allocation Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

The Fund invests all of its investable assets in Asset Allocation Trust, a fund-of-funds, which primarily allocates its investments among mutual funds advised by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) investing in both U.S. and foreign equity and debt securities (“underlying funds”). At September 30, 2011, the Fund owned 100% of Asset Allocation Trust. The consolidated financial statements of Asset Allocation Trust, including the Consolidated Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

The Fund records its investment in Asset Allocation Trust at fair value. The valuation of investments in securities and the underlying funds held by Asset Allocation Trust is discussed in its Notes to Consolidated Financial Statements, which is included elsewhere in this report.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated Net Investment Loss	Accumulated Net Realized Losses on Investments	Paid-in Capital
$156,007,849	$(183,667,716)	$27,659,867

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

22	Wells Fargo Advantage Asset Allocation Fund	Notes to Financial Statements

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2011, the Fund’s investment in Asset Allocation Trust carried at fair value was designated as Level 2 input.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended September 30, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.25% and declining to 0.20% as the average daily net assets of the Fund increase. For the year ended September 30, 2011, the advisory fee was equivalent to an annual rate of 0.22% of the Fund’s average daily net assets.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual

Notes to Financial Statements	Wells Fargo Advantage Asset Allocation Fund	23

fund level administration fee starting at 0.10% and declining to 0.06% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C and Class R	0.26%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended September 30, 2011, Wells Fargo Funds Distributor, LLC received $521,430 from the sale of Class A shares and $13,254, $1,374,927 and $116,722 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

For the year ended September 30, 2011, the Fund made aggregate purchases and sales of $51,543,220 and $1,149,183,908, respectively, in its investment into Asset Allocation Trust.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended September 30, 2011, the Fund paid $17,030 in commitment fees.

For the year ended September 30, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2011, the nine months ended September 30, 2010 and year ended December 30, 2009 were as follows:

	Year ended September 30, 2011	Nine months ended September 30, 2010	Year ended December 30, 2009
Ordinary Income	$73,595,184	$1,997,215	$168,732,201
Return of Capital	16,730,719	0	0

24	Wells Fargo Advantage Asset Allocation Fund	Notes to Financial Statements

As of September 30, 2011, the components of distributable earnings on a tax basis consisted of $491,821,202 of unrealized gains.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Asset Allocation Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Asset Allocation Fund (the “Fund”), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Asset Allocation Fund as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

26	Wells Fargo Advantage Asset Allocation Fund	Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2011.

Pursuant to Section 854 of the Internal Revenue Code, 100% of income dividends paid during the fiscal year ended September 30, 2011 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Asset Allocation Fund	27

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 144 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

28	Wells Fargo Advantage Asset Allocation Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

Consolidated Portfolio of Investments—September 30, 2011	Asset Allocation Trust	29

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities: 0.00%
U.S. Department of Transportation 144A	6.00%	12/07/2021	$200,000	$218,424

Total Agency Securities (Cost $196,915)				218,424

Asset-Backed Securities: 1.39%
ACAS Business Loan Trust Series 2007-1A Class C 144A±	0.58	08/16/2019	665,839	652,522
ACAS Credit CDO Series 2007-1A Class A 144A±	1.28	11/23/2052	1,499,437	14,994
Accredited Mortgage Loan Trust Series 2004-4 Class A1B±	0.72	01/25/2035	104,471	80,835
ACE Securities Corporation Home Equity Loan Trust Series 2006-ASL1 Class A±	0.51	10/25/2036	2,800,000	812,000
ACE Securities Corporation Home Equity Loan Trust Series 2006-ASL3 Class A2±	0.47	02/25/2036	277,754	59,717
ACE Securities Corporation Home Equity Loan Trust Series 2006-ASP2 Class A2C±	0.51	03/25/2036	597,971	494,821
ACE Securities Corporation Home Equity Loan Trust Series 2006-ASP4 Class C±	0.43	08/25/2036	283,179	260,879
ACE Securities Corporation Home Equity Loan Trust Series 2006-CW1 Class C±	0.43	07/25/2036	898,710	833,553
ACE Securities Corporation Home Equity Loan Trust Series 2006-HE2 Class A±	0.49	05/25/2036	1,521,246	760,623
ACE Securities Corporation Home Equity Loan Trust Series 2006-OP1 Class A±	0.48	04/25/2036	1,100,000	616,000
ACE Securities Corporation Home Equity Loan Trust Series 2006-SL1 Class A±	0.49	09/25/2035	489,765	89,382
ACE Securities Corporation Home Equity Loan Trust Series 2006-SL3 Class A2±	0.50	06/25/2036	1,246,585	162,056
ACE Securities Corporation Home Equity Loan Trust Series 2006-SL3 Class C±	0.43	06/25/2036	1,071,462	182,149
ACE Securities Corporation Home Equity Loan Trust Series 2006-SL4 Class C±	0.45	09/25/2036	92,023	19,555
ACE Securities Corporation Home Equity Loan Trust Series 2007-ASL1 Class CL±	0.50	12/25/2036	438,938	42,796
ACE Securities Corporation Home Equity Loan Trust Series 2007-HE1 Class A±	0.42	01/25/2037	736,616	226,509
ACE Securities Corporation Home Equity Loan Trust Series 2007-WM1 Class A±	0.40	11/25/2036	573,350	200,673
Aircraft Finance Trust Series 1999-1 Class A1 144A±	0.82	05/15/2024	1,744,801	924,744
Alliance Bancorp Trust Series 2007-S1 Class A11 144A±	0.53	05/25/2037	1,324,676	62,922
AmeriCredit Automobile Receivables Trust Series 2007-AX Class A4±	0.39	10/06/2013	1,028,365	1,025,383
AmeriCredit Automobile Receivables Trust Series 2007-BF Class A4±	0.40	12/06/2013	755,463	754,526
AmeriCredit Automobile Receivables Trust Series 2007-DF Class A4B±	0.15	06/06/2014	976,432	975,766
AmeriCredit Prime Automobile Receivables Trust Series 2007-2M Class A4B±	0.85	03/08/2016	2,275,723	2,266,165
Ameriquest Mortgage Securities Incorporated Series 2004-R6 Class A1±	0.54	07/25/2034	794,217	643,316
Ameriquest Mortgage Securities Incorporated Series 2004-X1 Class A14 144A±	0.66	03/25/2034	71,907	57,525
Argent Securities Incorporated Series 2004-W8 Class A5±	0.85	05/25/2034	391,426	342,253
Argent Securities Incorporated Series 2006-M1 Class A2C±	0.48	07/25/2036	8,293,563	2,195,203
Argent Securities Incorporated Series 2006-M2 Class A2B±	0.44	09/25/2036	1,391,827	427,987
Argent Securities Incorporated Series 2006-W2 Class 2AB±	0.52	03/25/2036	1,344,164	416,691
Argent Securities Incorporated Series 2006-W5 Class A2C±	0.48	06/25/2036	1,386,173	376,433
Asset Backed Funding Certificate Series 2006-OPT2 Class A3C±	0.48	10/25/2036	1,750,910	993,641
Asset Backed Funding Certificate Series 2007-NC1 Class A1 144A±	0.55	05/25/2037	2,456,568	1,902,120
Augusta Funding Limited Series 10A Class F1 144A±(a)(i)	0.78	06/30/2017	1,901,923	1,658,204
Bayview Financial Acquisition Trust Series 2004-B Class A1 144A±	1.33	05/28/2039	669,490	229,300
Bayview Financial Acquisition Trust Series 2004-B Class A2 144A±	1.63	05/28/2039	743,878	238,041
Bayview Financial Acquisition Trust Series 2005-A Class A1 144A±	1.33	02/28/2040	1,590,429	944,396
Bear Stearns Asset Backed Securities Incorporated Series 2007-AQ1 Class A1±	0.44	11/25/2036	663,019	457,218
Bear Stearns Asset Backed Securities Incorporated Series 2007-AQ1 Class A2±	0.53	11/25/2036	1,500,000	227,400
Capital Auto Receivable Asset Trust Series 2008-1 Class A4B±	1.69	07/15/2014	598,833	601,078
Carmax Auto Owner Trust Series 2008-2 Class A4B±	1.99	08/15/2013	3,549,870	3,574,790
Centex Home Equity Series 2006-A Class AV3±	0.49	06/25/2036	1,336,530	1,015,763
Charming Shoppes Master Trust Series 2007-1A Class A1 144A±	1.55	09/15/2017	5,400,000	5,411,178
Chase Funding Mortgage Loan Trust Series 2003-3 Class 2A2±	0.87	04/25/2033	22,078	18,545
CLI Funding LLC Series 2006-1A Class A 144A±	0.52	08/18/2021	446,235	408,305

30	Asset Allocation Trust	Consolidated Portfolio of Investments—September 30, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Asset-Backed Securities (continued)
CNH Equipment Trust Series 2008-A Class A4B±	2.29%	08/15/2014	$685,343	$686,645
College Loan Corporation Trust Series 2007-2 Class A1±	0.75	01/25/2024	2,600,000	2,595,580
Countrywide Asset-Backed Certificate Series 2006-BC3 Class 2A2±	0.47	02/25/2037	5,200,000	4,032,600
Countrywide Home Equity Loan Trust Series 2007-E Class A±	0.49	06/15/2037	1,093,057	694,091
Crest Exeter Street Solar Series 2004-1A Class A1 144A±	0.89	06/28/2019	896,353	824,645
Crusade Global Trust Series 2006-1 Class A1 144A±	0.58	07/20/2038	809,942	792,411
Crusade Global Trust Series 2007-1 Class A1±	0.58	04/19/2038	1,016,590	983,624
Daimler Chrysler Auto Trust Series 2008-B Class A4A	5.32	11/10/2014	1,968,107	1,984,836
Daimler Chrysler Auto Trust Series 2008-B Class A4B±	2.20	11/10/2014	1,377,675	1,383,144
Dominos Pizza Master Issuer LLC Series 2007-1 Class A2 144A	5.26	04/25/2037	5,900,000	5,929,500
Equity One Asset Backed Securities Incorporated Series 2004-1 Class AV2±	0.63	04/25/2034	57,388	42,942
Franklin Auto Trust Series 2008-A Class A4B±	2.29	05/20/2016	234,282	234,751
G-Force LLC Series 2005-RR2 Class A2 144A	5.16	12/25/2039	1,560,288	1,497,877
GE Business Loan Trust Series 2004-1 Class A 144A±	0.63	05/15/2032	337,117	310,148
GE Business Loan Trust Series 2005-2 Class A 144A±	0.58	11/15/2033	727,328	650,959
GE SeaCo Finance SRL Series 2004-1A Class A 144A±	0.64	04/17/2019	335,833	326,178
Goal Capital Funding Trust Series 2007-1 Class A1±	0.56	06/25/2021	44,672	44,628
Granite Master Issuer plc Series 2004-3 Class A1±	0.68	09/20/2044	210,079	199,680
Granite Master Issuer plc Series 2006-2 Class A4±	0.38	12/20/2054	425,552	403,423
Granite Master Issuer plc Series 2006-3 Class A3±	0.38	12/20/2054	268,772	253,721
GreenPoint Home Equity Loan Trust Series 2004-1 Class A±	0.79	07/25/2029	28,460	18,871
GreenPoint Home Equity Loan Trust Series 2004-4 Class A±	0.90	08/15/2030	35,922	22,388
GSC Partners CDO Fund Limited Series 2003-4A Class A3 144A±	0.98	12/16/2015	128,349	126,424
Guggenheim Structured Real Estate Funding Series 2005-2A Class A 144A±	0.65	08/26/2030	1,238,395	1,126,940
Henderson Receivables LLC Series 2006-3A Class A1 144A±	0.54	09/15/2041	1,273,274	1,154,104
Henderson Receivables LLC Series 2006-4A Class A1 144A±	0.54	12/15/2041	1,818,302	1,655,152
Household Home Equity Loan Trust Series 2005-2 Class A2±	0.65	01/20/2035	418,684	366,480
Household Home Equity Loan Trust Series 2005-3 Class A2±	0.63	01/20/2035	400,523	355,589
Household Home Equity Loan Trust Series 2006-1 Class A1±	0.50	01/20/2036	896,663	799,991
Interstar Millennium Trust Series 2004-2G Class A±	0.94	03/14/2036	1,983,998	1,792,721
Interstar Millennium Trust Series 2005-1G Class A±	0.94	12/08/2036	371,209	334,088
Interstar Millennium Trust Series 2006-2GA Class A2 144A±	0.62	05/27/2038	182,551	169,232
JPMorgan Mortgage Acquisition Corporation Series 2006-WMC4 Class A3±	0.45	12/25/2036	3,942,089	1,378,943
Kildare Securities Limited Series 2007-A1 Class A2 144A±	0.60	12/10/2043	1,461,790	1,271,757
Leek Finance plc Series 17A Class A2B 144A±	0.68	12/21/2037	369,666	330,851
Lehman Asset Backed Securities Corporation Series 2004-2 Class A±	0.77	06/25/2034	67,006	44,224
Lehman Brothers Small Balance Commercial Series 2007-3A Class A21 144A±	1.18	10/25/2037	1,803,819	1,443,055
Marathon Real Estate CDO Series 2006-1A Class A1 144A±	0.66	05/25/2046	4,597,879	3,287,483
Master Second Lien Trust Series 2006-1 Class A±	0.49	03/25/2036	885,640	106,277
MASTR Asset-Backed Securities Trust Series 2005-FRE1 Class A4±	0.58	10/25/2035	236,717	222,514
MASTR Asset-Backed Securities Trust Series 2006-AM3 Class A2±	0.46	10/25/2036	276,708	264,948
MASTR Asset-Backed Securities Trust Series 2006-FRE2 Class A4±	0.48	03/25/2036	2,322,278	894,077
MASTR Asset-Backed Securities Trust Series 2006-HE2 Class A3±	0.48	06/25/2036	1,600,000	492,000
MASTR Asset-Backed Securities Trust Series 2006-HE3 Class A3±	0.48	08/25/2036	3,098,751	852,157
MASTR Asset-Backed Securities Trust Series 2006-NC3 Class A4±	0.49	10/25/2036	1,995,440	648,518
Medallion Trust Series 2005-1G Class A1±	0.45	05/10/2036	255,453	247,212
Medallion Trust Series 2006-1G Class A1±	0.59	06/14/2037	691,446	660,056
Merrill Auto Trust Securitization Series 2007-1 Class A4±	0.40	12/15/2013	107,338	107,273
Merrill Auto Trust Securitization Series 2008-1 Class A4±	2.54	04/15/2015	402,841	405,016
Merrill Lynch Mortgage Investors Series 2007-HE2 Class A2A±	0.45	02/25/2037	624,011	294,034
Merrill Lynch Mortgage Trust Series 2006-C1 Class A2±	0.61	01/25/2047	264,093	171,687

Consolidated Portfolio of Investments—September 30, 2011	Asset Allocation Trust	31

Security Name	Interest Rate	Maturity Date	Principal	Value

Asset-Backed Securities (continued)
Morgan Stanley ACES SPC Series 2006-13 Class A 144A±	0.83%	06/20/2013	$5,200,000	$4,558,320
Morgan Stanley Asset Backed Securities Capital I Series 2004-SD1 Class A±	0.73	08/25/2034	237,040	177,780
Morgan Stanley Asset Backed Securities Capital I Series 2007-HE4 Class A2C±	0.56	02/25/2037	3,600,000	891,000
Morgan Stanley Home Equity Loans Series 2007-2 Class A1±	0.43	04/25/2037	488,454	413,965
Morgan Stanley IXIS Real Estate Capital Trust Series 2006-2 Class A3±	0.48	11/25/2036	1,073,664	303,310
National Collegiate Student Loan Trust Series 2005-2 Class A2±	0.48	02/25/2026	21,390	21,347
National Collegiate Student Loan Trust Series 2006-1 Class A2±	0.47	08/25/2023	212,852	208,595
NationStar Home Equity Loan Trust Series 2006-B Class AV3±	0.50	09/25/2036	1,000,000	780,000
Nelnet Student Loan Trust Series 2005-2 Class A4±	0.62	12/23/2019	1,100,000	1,083,258
Nomura Home Equity Loan Incorporated Series 2006-HE3 Class 2A2±	0.48	07/25/2036	900,000	379,687
Paragon CDO Limited Series 2004-A1 Class A 144A±(a)(i)	1.17	10/20/2044	1,700,000	0
People’s Choice Home Loan Securities Trust Series 2005-4 Class 1A2±	0.59	12/25/2035	757,754	439,422
Saxon Asset Securities Trust Series 2004-1 Class A±	0.87	03/25/2035	26,092	17,066
Saxon Asset Securities Trust Series 2006-3 Class A2±	0.44	10/25/2046	414,141	391,363
SBI Heloc Trust Series 2001-1 Class A 144A±	0.52	11/25/2035	512,628	445,115
Securitized Asset Backed Receivables LLC Series 2006-HE1 Class A2±	0.49	07/25/2036	800,000	252,000
Securitized Asset Backed Receivables LLC Series 2006-NC1 Class A2±	0.49	03/25/2036	72,689	64,148
Sierra Receivables Funding Co. Series 2006-1A Class A2 144A±	0.49	05/20/2018	301,924	297,513
Sierra Timeshare Series 2007-1A Class A2 144A±	0.49	03/20/2019	255,344	244,133
Sierra Timeshare Series 2007-2A Class A2 144A±	1.34	09/20/2019	1,250,867	1,227,583
Sierra Timeshare Series 2008-1A Class A2 144A±	4.34	02/20/2020	225,015	233,136
SLM Student Loan Trust Series 2007-B Class A1±	0.57	09/15/2022	351,713	348,196
Specialty Underwriting & Residential Finance Series 2006-BC3 Class A2C±	0.48	06/25/2037	2,200,000	960,300
Structured Asset Investment Loan Trust Series 2006-1 Class A3±	0.53	01/25/2036	798,217	572,721
Structured Asset Securities Corporation Series 2005-S6 Class A2±	0.62	11/25/2035	361,239	280,863
TCE Securities Corporation Series 2006-HE3 Class A2B±	0.42	06/25/2036	329,513	298,827
TIB Card Receivables Fund 144A±	0.78	01/05/2014	1,520,166	1,292,141
Toll Road Investment Part II 144A(z)	11.02	02/15/2030	300,000	42,714
Toll Road Investment Part II 144A(z)	11.02	02/15/2037	4,200,000	284,466
Triad Auto Receivables Owner Trust Series 2007-B Class A4B±	1.54	07/14/2014	5,944,388	5,980,946
Wachovia Auto Owner Trust Series 2008-A Class A4B±	1.45	03/20/2014	990,568	994,729
World Financial Network Credit Card Master Trust Series 2006-A Class A 144A±	0.47	02/15/2017	1,500,000	1,486,845
Yale Mortgage Loan Trust Series 2007-1 Class A 144A±	0.73	06/25/2037	1,570,868	94,252

Total Asset-Backed Securities (Cost $106,449,386)				103,639,143

Corporate Bonds and Notes: 0.02%

Financials: 0.02%

REIT: 0.02%
HCP Incorporated	5.63	02/28/2013	1,290,000	1,327,227

Total Corporate Bonds and Notes (Cost $1,236,643)				1,327,227

Non-Agency Mortgage Backed Securities: 0.48%
Aire Valley Mortgage Series 2006-1 Class A1 144A±	0.65	09/20/2066	1,862,343	1,499,186
Bayview Commercial Asset Trust Series 2004-1 Class A 144A±	0.69	04/25/2034	266,907	213,525
Bayview Commercial Asset Trust Series 2004-3 Class A1 144A±	0.70	01/25/2035	388,512	310,810
Bayview Commercial Asset Trust Series 2005-4 Class A2 144A±	0.72	01/25/2036	1,281,657	865,118
Bayview Commercial Asset Trust Series 2007-3 Class A1 144A±	0.57	07/25/2037	861,560	611,707
Bear Stearns Mortgage Funding Trust Series 2007-SL2 Class 1A±	0.49	02/25/2037	359,759	86,558
Brunel Residential Mortgage Series 2007-1A Class A4C 144A±	0.63	01/13/2039	3,170,627	2,853,564
Carrington Mortgage Loan Trust Series 2007-FRE1 Class A2±	0.53	02/25/2037	4,700,000	3,066,750
Chevy Chase Funding LLC Series 2003-4A Class A1 144A±	0.69	10/25/2034	48,669	31,148

32	Asset Allocation Trust	Consolidated Portfolio of Investments—September 30, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
Chevy Chase Funding LLC Series 2004-1 Class A2 144A±	0.66%	01/25/2035	$126,558	$83,528
Chevy Chase Funding LLC Series 2004-3 Class A2 144A±	0.63	08/25/2035	63,591	41,970
Citigroup Mortgage Loan Trust Incorporated Series 2003-HE3 Class A3±	0.71	12/25/2033	247,600	207,984
Citigroup Mortgage Loan Trust Incorporated Series 2004-OPT1 Class A1B±	0.74	10/25/2034	9,890	9,025
Citigroup Mortgage Loan Trust Incorporated Series 2006-HE3 Class A2C±	0.49	12/25/2036	1,600,000	512,000
Citigroup Mortgage Loan Trust Incorporated Series 2006-WFH4 Class A3±	0.48	11/25/2036	800,000	560,000
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1 Class A2FL±	0.46	07/15/2044	1,492,121	1,462,279
CNL Commercial Mortgage Loan Trust Series 2003-2 Class A1 144A±	0.77	10/25/2030	276,091	201,547
Commercial Mortgage Pass-Through Certificate Series 2006-FL12 Class AJ 144A±	0.47	12/15/2020	5,100,000	4,539,000
First Franklin Mortgage Loan Asset Backed Certificate Series 2006-FF05 Class 2A3±	0.49	04/25/2036	1,205,496	732,715
Fremont Home Loan Trust Series 2006-A Class 1A2±	0.52	05/25/2036	427,134	249,606
Fremont Home Loan Trust Series 2006-B Class 2A2±	0.49	08/25/2036	2,688,030	833,289
Fremont Home Loan Trust Series 2006-B Class 2A3±	0.43	08/25/2036	148,108	54,407
GMAC Mortgage Corporation Loan Trust Series 2004-HE3 Class A3±	0.56	10/25/2034	545,482	427,222
GS Mortgage Securities Corporation Series 2007-EOP Class A1 144A±	0.44	03/06/2020	710,182	702,512
GS Mortgage Securities Corporation Series 2007-EOP Class A2 144A±	0.48	03/06/2020	800,000	788,000
Interstar Millennium Trust Series 2003-5G Class A2±	1.04	09/27/2035	199,939	178,983
Mellon Residential Funding Corporation Series 2004-TBC1 Class A 144A±	0.58	02/26/2034	280,138	232,514
Paragon Mortgage plc Series 07A Class A1A 144A±	0.86	05/15/2034	744,083	590,579
Paragon Mortgage plc Series 12A Class A2C 144A±	0.55	11/15/2038	1,482,109	1,089,839
Paragon Mortgage plc Series 14A Class A2C 144A±	0.64	09/15/2039	1,004,304	773,213
Permanent Master Issuer plc Series 2006-1 Class 5A±	0.64	07/15/2033	3,300,000	3,256,440
Permanent Master Issuer plc Series 2007-1 Class 4A±	0.61	10/15/2033	1,200,000	1,193,880
Puma Finance Limited Series G5 Class A1 144A±	0.55	02/21/2038	1,268,145	1,204,738
Residential Asset Mortgage Products Incorporated Series 2005-RS8 Class A2±	0.62	10/25/2033	147,188	131,851
Residential Asset Mortgage Products Incorporated Series 2005-RS9 Class A13±	0.55	11/25/2035	1,265,952	898,826
Residential Asset Mortgage Products Incorporated Series 2006-SP1 Class A2±	0.52	09/25/2045	632,250	523,061
Residential Asset Securities Corporation Series 2007-KS3 Class AI1±	0.44	04/25/2037	70,860	70,243
Residential Funding Mortgage Securities II Series 2003-HS1 Class AII±	0.62	12/25/2032	16,346	4,986
Security National Mortgage Loan Trust Series 2006-2A Class A1 144A±	0.62	10/25/2036	74,704	71,342
Structured Asset Securities Corporation Series 2005-1 Class 1A 144A±	0.58	02/25/2030	907,726	726,181
Structured Asset Securities Corporation Series 2005-2 Class 1A 144A±	0.58	09/25/2030	676,116	547,654
Superannuation Members Home Loans Global Fund Series 2007-1 Class A1±	0.60	06/12/2040	955,002	905,424
Superannuation Members Home Loans Global Fund Series 7 Class A1±	0.68	03/09/2036	93,463	90,770
Superannuation Members Home Loans Global Fund Series 8 Class A1±	0.60	01/12/2037	109,516	107,151
Wachovia Bank Commercial Mortgage Trust Series 2006-WHL7 Class 144A±	0.43	09/15/2021	2,295,177	2,134,515

Total Non-Agency Mortgage Backed Securities (Cost $34,424,349)				35,675,640

Yankee Government Bonds: 0.08%
Belize Aid±(a)(i)	0.70	01/01/2014	250,000	246,683
Caribbean Housing Finance±(a)(i)	0.95	03/30/2019	3,773,204	3,653,062
Jamaica Aid±(a)(i)	0.79	10/01/2018	1,451,823	1,404,953
Morocco Aid±(a)(i)	0.65	11/15/2014	42,280	41,519
Peru Aid±(a)(i)	0.55	05/01/2014	146,862	144,500
Zimbabwe Aid±(a)(i)	0.17	01/01/2012	50,001	49,798

Total Yankee Government Bonds (Cost $5,523,746)				5,540,515

Consolidated Portfolio of Investments—September 30, 2011	Asset Allocation Trust	33

Security Name			Shares	Value

Investment Companies: 97.82%

International Equity: 31.49%
GMO Emerging Markets Fund Class VIß			75,279,899	$811,517,310
GMO International Core Equity Fund Class VIß			33,440,297	835,673,013
GMO International Growth Equity Fund Class IVß			14,385,433	290,729,592
GMO International Intrinsic Value Fund Class IVß			21,876,943	407,348,688

				2,345,268,603

International Fixed Income: 1.17%
GMO Emerging Country Debt Fund Class IVß			9,629,410	87,338,747

U.S. Equity: 29.84%
GMO Flexible Equities Fund Class VIß			15,750,490	276,736,115
GMO Quality Equity Fund Class VIß			96,494,722	1,945,333,586

				2,222,069,701

U.S. Fixed Income: 35.32%
GMO Alpha Only Fund Class IVß			33,333,819	841,678,917
GMO Domestic Bond Fund Class VIß			57,992,507	184,416,173
GMO Special Situations Fund Class VIß			11,298,523	310,257,428
GMO Strategic Fixed Income Fund Class VIß			76,157,632	1,283,256,101
GMO U.S. Treasury Fund Class IVß			449,051	11,230,769

				2,630,839,388

Total Investment Companies (Cost $6,776,872,784)				7,285,516,439

	Interest Rate	Maturity Date	Principal

Short-Term Investments: 0.17%

Time Deposit: 0.17%
State Street Bank Euro Dollar	0.01%	10/03/2011	$12,885,452	12,885,452

Total Short-Term Investments (Cost $12,885,452)				12,885,452

Total Investments in Securities
(Cost $6,937,589,275)*	99.96%	7,444,802,840
Other Assets and Liabilities, Net	0.04	2,895,597

Total Net Assets	100.00%	$7,447,698,437

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(z)	Zero coupon security. Rate represents yield to maturity.

ß	Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) is the investment advisor to Asset Allocation Trust and the underlying fund.

*	Cost for federal income tax purposes is $7,485,431,492 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$742,887,897
Gross unrealized depreciation	(783,516,549)

Net unrealized depreciation	$(40,628,652)

The accompanying notes are an integral part of these financial statements.

34	Asset Allocation Trust	Consolidated Statement of Assets and Liabilities—September 30, 2011

Assets
Investments
In affiliated investment company shares, at value	$7,285,516,439
In unaffiliated securities, at value	159,286,401

Total investments, at value (see cost below)	7,444,802,840
Cash	8,434
Receivable from adviser	78,658
Receivable for dividends and interest	221,822
Receivable for Trust shares sold	887,836
Receivable for investments sold	1,751,547
Other assets	73,502

Total assets	7,447,824,639

Liabilities
Payable for investments purchased	393
Professional fees payable	39,199
Shareholder report expenses payable	9,876
Accrued expenses and other liabilities	76,734

Total liabilities	126,202

Net assets	$7,447,698,437

NET ASSETS REPRESENTED BY
Paid-in capital	$8,457,076,931
Accumulated net realized losses on investments	(1,516,592,059)
Net unrealized gains on investments	507,213,565

Total net assets	$7,447,698,437

Shares outstanding (unlimited number of shares authorized)	640,075,631

Net asset value per share	$11.64

Total investments, at cost	$6,937,589,275

The accompanying notes are an integral part of these financial statements.

Consolidated Statement of Operations—Year Ended September 30, 2011	Asset Allocation Trust	35

Investment income
Dividends from affiliated investment company shares	$121,563,026
Interest	14,466,223

Total investment income	136,029,249

Expenses
Shareholder report expenses	14,603
Custodian and accounting fees	14,860
Professional fees	24,202

Total expenses	53,665
Less: Expense reimbursements	(53,665)

Net expenses	0

Net investment income	136,029,249

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	2,310,386
Sale of affiliated investment company shares	(191,036,653)
Capital gain distributions from affiliated investment company shares	84,304,402

Net realized losses on investments	(104,421,865)

Net change in unrealized gains (losses) on investments:
Unaffiliated securities	(11,572,470)
Affiliated investment company shares	150,999,748

Net change in unrealized gains (losses) on investments	139,427,278

Net realized and unrealized gains (losses) on investments	35,005,413

Net increase in net assets resulting from operations	$171,034,662

The accompanying notes are an integral part of these financial statements.

36	Asset Allocation Trust	Consolidated Statements of Changes in Net Assets

	Year Ended September 30, 2011		Year Ended September 30, 2010[1]		Year Ended December 31, 2009

Operations
Net investment income		$136,029,249		$91,717,819		$193,410,778
Net realized losses on investments		(104,421,865)		(97,442,424)		(600,754,064)
Net change in unrealized gains (losses) on investments		139,427,278		327,750,834		2,131,563,619

Net increase in net assets resulting from operations		171,034,662		322,026,229		1,724,220,333

Capital share transactions	Shares		Shares		Shares
Contributions	4,375,457	52,431,056	4,908,425	53,939,984	15,150,895	155,279,775
Withdrawals	(95,008,135)	(1,125,526,095)	(60,801,225)	(661,264,881)	(72,145,031)	(644,259,760)

Net decrease in net assets resulting from capital share transactions		(1,073,095,039)		(607,324,897)		(488,979,985)

Total increase (decrease) in net assets		(902,060,377)		(285,298,668)		1,235,240,348

Net assets
Beginning of period		8,349,758,814		8,635,057,482		7,399,817,134

End of period		$7,447,698,437		$8,349,758,814		$8,635,057,482

Undistributed net investment income (loss)		$0		($27,450,691)		$0

1.	For the nine months ended September 30, 2010. The Trust changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

The accompanying notes are an integral part of these financial statements.

Consolidated Financial Highlights	Asset Allocation Trust	37

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended December 31,
	2011	2010[1]	2009	2008	2007	2006
Net asset value, beginning of period	$11.43	$10.98	$8.77	$11.57	$11.57	$10.77
Net investment income	0.21	0.12 [2]	0.24	0.70 [2]	0.42	0.36
Net realized and unrealized gains (losses) on investments	0.00	0.33	1.97	(3.15)	0.47	0.97

Total from investment operations	0.21	0.45	2.21	(2.45)	0.89	1.33
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.29)	(0.36)
Net realized gains	0.00	0.00	0.00	(0.35)	(0.60)	(0.17)

Total distributions to shareholders	0.00	0.00	0.00	(0.35)	(0.89)	(0.53)
Net asset value, end of period	$11.64	$11.43	$10.98	$8.77	$11.57	$11.57
Total return[3]	1.84%	4.10%	25.20%	(21.71)%	7.96%	12.34%
Ratios to average net assets (annualized)
Gross expenses[4]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Net expenses[4]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	1.64%	1.48%	2.48%	6.78%	3.69%	3.19%
Supplemental data
Portfolio turnover rate	22%	15%	22%	63%	55%	19%
Net assets, end of period (000’s omitted)	$7,447,698	$8,349,759	$8,635,057	$7,399,817	$11,516,725	$10,269,513

1.	For the nine months ended September 30, 2010. The Trust changed its fiscal year end from December 31 to September 30, effective September 30, 2010.

2.	Calculated based on average shares outstanding during the period.

3.	Returns for periods of less than one year are not annualized.

4.	Excludes expenses incurred indirectly through investment in underlying funds.

5.	Amount is less than .005%.

The accompanying notes are an integral part of these financial statements.

38	Asset Allocation Trust	Notes to Consolidated Financial Statements

1. ORGANIZATION

Asset Allocation Trust was organized as a statutory trust under the laws of the state of Delaware on June 14, 2005 and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. Asset Allocation Trust issues its shares of beneficial interest solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. Asset Allocation Trust is only offered to Wells Fargo Advantage Asset Allocation Fund, a diversified series of Wells Fargo Funds Trust, an open-end management investment company, which was organized as a Delaware statutory trust on March 10, 1999.

Asset Allocation Trust operates as a “fund-of-funds” which primarily invests in shares of GMO-managed open-end mutual funds (“underlying funds”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.

Asset Allocation Trust owns 100% of GMO Fixed Income Fund I, LLC (“GMO LLC”). GMO LLC was organized on November 7, 2008 as a limited liability company to provide investors a managed investment in securities of any kind, including, without limitation, asset-backed securities and other fixed income investments. GMO LLC may also hold cash and cash equivalents. The consolidated financial statements include the accounts of Asset Allocation Trust and GMO LLC (together referred to as the “Trust”), including the holdings of GMO LLC.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in the underlying open-end mutual funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities are valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Investment transactions and income recognition

Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Notes to Consolidated Financial Statements	Asset Allocation Trust	39

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At September 30, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$(108,578,558)	$(26,823,197)	$135,401,755

Federal and other taxes

The Trust intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Trust’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of September 30, 2011, the Trust had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $837,329,010 with $767,839,698 expiring in 2017, $65,386,905 expiring in 2018 and $4,102,407 expiring in 2019.

As of September 30, 2011, the Trust had $131,420,832 of current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Trust will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Trust’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Trust’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

40	Asset Allocation Trust	Notes to Consolidated Financial Statements

As of September 30, 2011, the inputs used in valuing the Trust’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency securities	$0	$0	$218,424	$218,424
Asset-backed securities	0	86,686,138	16,953,005	103,639,143
Corporate bonds and notes	0	1,327,227	0	1,327,227
Non–agency mortgage backed securities	0	31,576,856	4,098,784	35,675,640
Yankee government bonds	0	3,653,062	1,887,453	5,540,515
Equity securities
Investment companies	6,975,259,011	310,257,428	0	7,285,516,439
Short-term Investments
Time deposits	0	12,885,452	0	12,885,452
	$6,975,259,011	$446,386,163	$23,157,666	$7,444,802,840

Further details on the major security types listed above can be found in the Consolidated Portfolio of Investments.

Transfers in and transfers out are recognized at the beginning of the reporting period. For the year ended September 30, 2011, the Trust did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency securities	Asset- backed securities	Corporate bonds and notes	Non-agency mortgage backed securities	Yankee government bonds	Total
Balance as of September 30, 2010	$0	$128,997,725	$1,364,175	$47,675,626	$6,486,815	$184,524,341
Accrued discounts (premiums)	0	2,053,921	0	69,619	3,771	2,127,311
Realized gains (losses)	0	3,516,959	0	274,745	4,796	3,796,500
Change in unrealized gains (losses)	9,078	(4,507,382)	0	233,109	8,662	(4,256,533)
Purchases	0	0	0	0	0	0
Sales	0	(31,078,214)	0	(1,900,921)	(453,483)	(33,432,618)
Transfers into Level 3	209,346	0	0	0	0	209,346
Transfers out of Level 3	0	(82,030,004)	(1,364,175)	(42,253,394)	(4,163,108)	(129,810,681)
Balance as of September 30, 2011	$218,424	$16,953,005	$0	$4,098,784	$1,887,453	$23,157,666
Change in unrealized gains (losses) relating to securities still held at September 30, 2011	$9,078	$(523,307)	$0	$445,077	$7,590	$(61,562)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), a private company founded in 1977, is the adviser to the Trust. GMO also serves as adviser to each of the underlying funds. GMO does not receive a fee from the Trust for its advisory services. However, the Trust incurs fees and expenses indirectly as a shareholder of the underlying GMO–managed funds, including its indirect share of management or other fees paid to GMO.

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), serves as the administrator to the Trust. As administrator, Funds Management provides the Trust with facilities, equipment and personnel. Funds Management receives no compensation from the Trust for its services. During the year ended September 30, 2011, Funds Management voluntarily reimbursed the Trust for expenses in the amount of $53,665.

Notes to Consolidated Financial Statements	Asset Allocation Trust	41

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date) for the year ended September 30, 2011 were $1,770,634,624 and $2,516,889,536, respectively.

6. INVESTMENTS IN AFFILIATES

A summary of the transactions with affiliates for the year ended September 30, 2011 was as follows:

Affiliate	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Dividend Income	Capital Gain Distributions	Value, End of Period
GMO Alpha Only Fund	$699,958,833	$430,690,922	$330,679,216	$0	$0	$841,678,917
GMO Asset Allocation Bond Fund	140,120,901	97,756,733	230,357,606	1,451,824	9,059,886	0
GMO Domestic Bond Fund	275,831,259	0	870,874	2,593,174	0	184,416,173
GMO Emerging Country Debt Fund	85,365,245	8,420,001	0	8,420,001	0	87,338,747
GMO Emerging Markets Fund	1,021,854,704	168,708,706	177,415,291	13,491,926	69,264,943	811,517,310
GMO Flexible Equities Fund	122,427,102	196,297,543	41,174,068	1,306,202	0	276,736,115
GMO Inflation Indexed Plus Bond Fund	148,344,858	9,720,826	149,124,691	3,742,015	5,978,810	0
GMO International Core Equity Fund	1,395,305,296	93,517,930	622,382,171	36,443,563	0	835,673,013
GMO International Growth Equity Fund	299,320,400	46,618,279	38,306,181	4,367,986	0	290,729,592
GMO International Intrinsic Value Fund	288,454,640	179,354,351	29,675,586	8,887,877	0	407,348,688
GMO Special Situations Fund	352,352,735	437,995	44,977,478	0	0	310,257,428
GMO Strategic Fixed Income Fund	1,139,829,537	236,034,690	198,570,806	0	0	1,283,256,101
GMO Quality Equity Fund	2,138,343,352	303,065,633	625,187,509	40,858,458	0	1,945,333,586
GMO U.S. Treasury Fund	11,215,264	11,015	0	0	763	11,230,769
	$8,118,724,126	$1,770,634,624	$2,488,721,477	$121,563,026	$84,304,402	$7,285,516,439

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward*
$(40,628,652)	$(968,749,842)

*	This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured

42	Asset Allocation Trust	Notes to Consolidated Financial Statements

borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of September 30, 2011, management of the Trust is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

10. SUBSEQUENT EVENT

As of the close of business on October 5, 2011, GMO Debt Opportunities Fund, a newly registered open-end management investment company created by GMO, acquired all of the securities from GMO LLC. In exchange, Asset Allocation Trust received shares of GMO Debt Opportunities Fund in an amount equal to the value of the securities acquired. The securities held in GMO LLC had a value of $146,420,940 at the time of the transaction. As a result, instead of owning interests in GMO LLC, Asset Allocation Trust now owns shares of GMO Debt Opportunities Fund.

Report of Independent Registered Public Accounting Firm	Asset Allocation Trust	43

BOARD OF TRUSTEES AND SHAREHOLDERS OF

ASSET ALLOCATION TRUST:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the Asset Allocation Trust (the “Trust”), as of September 30, 2011, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years or periods in the three-year period then ended, and the consolidated financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Allocation Trust as of September 30, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2011

44	Asset Allocation Trust	Additional Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2011.

Pursuant to Section 854 of the Internal Revenue Code, 100% of income dividends paid during the fiscal year ended September 30, 2011 has been designated as qualified dividend income (QDI).

List of Abbreviations	Wells Fargo Advantage Asset Allocation Fund	45

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

205621 11-11 A224/AR224 9-11

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2011, Asset Allocation Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Asset Allocation Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended September 30, 2010 and September 30, 2011 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended September 30, 2010 and September 30, 2011, the Audit Fees were $34,000 and $25,500, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended September 30, 2010 and September 30, 2011 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended September 30, 2010 and September 30, 2011 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended September 30, 2010 and September 30, 2011, the Tax Fees were $3,240 and $1,660, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended September 30, 2010 and September 30, 2011, the Tax Fees were $3,780 and $1,940, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended September 30, 2010 and September 30, 2011.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to Asset Allocation Trust (“Trust”); (2) non-audit tax or compliance consulting or training services provided to the Trust by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to the Trust’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Trust) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended September 30, 2010 and September 30, 2011, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6.	SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Asset Allocation Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Asset Allocation Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date	: November 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	November 23, 2011

By:

/s/ Kasey L. Phillips

Kasey L. Phillips
Treasurer

Date:	November 23, 2011